                                                                   Exhibit 10.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT


                  SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 30, 1998, among STARWOOD HOTELS & RESORTS, a Maryland real estate investment trust ("Starwood REIT"), SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership ("SLT RLP"), STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the "Corporation"), ITT CORPORATION, a Nevada corporation ("ITT" and, together with Starwood REIT, SLT RLP and the Corporation, the "Borrowers") the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY and THE CHASE MANHATTAN BANK, as Administrative Agents (in such capacity, the "Administrative Agents") and LEHMAN COMMERCIAL PAPER INC. and BANK OF MONTREAL, as Syndication Agents (in such capacity, the "Syndication Agents"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H:


                  WHEREAS, the Borrowers, the Lenders, the Administrative Agents and the Syndication Agents are parties to a Credit Agreement, dated as of February 23, 1998 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

         I.       AMENDMENTS TO THE CREDIT AGREEMENT

                  A. Section 9.03(iv)(y) of the Credit Agreement is hereby amended by deleting the $50,000,000 amount set forth therein and inserting in lieu thereof $135,000,000.

         II.      MISCELLANEOUS PROVISIONS

                  A. In order to induce the Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants that:

                           1. no Default or Event of Default exists as of the Amendment Effective Date (as hereinafter defined), both before and after giving effect to this Amendment; and

                           2. all of the representations and warranties
         contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or
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         warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                  B. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  C. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Paying Agent.

                  D. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  E. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of the Borrowers and the Required Lenders shall have signed a counterpart hereof (whatever the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Paying Agent at its Notice Office.

                  F. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.


                                      * * *
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                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                  STARWOOD HOTELS & RESORTS,
                                     a Maryland real estate investment trust




                                 By:
                                     -----------------------------------
                                 Name:
                                 Title:



                                 STARWOOD HOTELS & RESORTS
                                     WORLDWIDE, INC., a Maryland
                                     corporation




                                 By:
                                     -----------------------------------
                                 Name:
                                 Title:



                                 SLT REALTY LIMITED PARTNERSHIP,
                                     a Delaware limited partnership

                                  By:  Starwood Hotels & Resorts, a Maryland
                                       real estate investment trust, its general
                                       partner



                                 By:
                                      -----------------------------------
                                 Name:
                                 Title:




                                 ITT CORPORATION, a Nevada corporation




                                 By:
                                     -----------------------------------
                                 Name:
                                 Title:


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                                     BANKERS TRUST COMPANY, Individually
                                      and as Administrative Agent and as Paying
                                      Agent



                                     By:__________________________________
                                     Name:
                                     Title:



                                      THE CHASE MANHATTAN BANK,
                                       Individually and as Administrative Agent



                                     By:__________________________________
                                     Name:
                                     Title:



                                     LEHMAN COMMERCIAL PAPER INC.,
                                     Individually and as Syndication Agent


                                     By:__________________________________
                                     Name:
                                     Title:
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                              BANK OF MONTREAL, CHICAGO BRANCH
                              Individually and as Syndication Agent


                              By:
                              --------------------------------------
                              Name:
                              Title:


                              ARAB BANKING CORPORATION (B.S.C.)


                              By:
                              --------------------------------------
                              Name:
                              Title:

                              BANCA POPOLARE DI MILANO


                              By:
                              --------------------------------------
                              Name:
                              Title:


                              By:
                              --------------------------------------
                              Name:
                              Title:


                              BANKBOSTON, N.A.


                              By:
                              --------------------------------------
                              Name:
                              Title:





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                              BANK LEUMI USA


                              By:
                              --------------------------------------
                              Name:
                              Title:
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                      THE BANK OF TOKYO-MITSUBISHI,
                      LIMITED, NEW YORK BRANCH


                      By:
                          ----------------------------------
                      Name:
                      Title:

                      BANK POLSKA KASA OPIEKI S.A. -
                      PEKAO S.A. GROUP, NEW YORK
                      BRANCH


                      By:
                          ----------------------------------
                      Name:
                      Title:

                      BANQUE PARIBAS


                      By:
                          ----------------------------------
                      Name:
                      Title:


                      By:
                          ----------------------------------
                      Name:
                      Title:

                      BANQUE WORMS CAPITAL CORP.


                      By:
                          ----------------------------------
                      Name:
                      Title:

                      BEAR STEARNS INVESTMENT
                      PRODUCTS INC.


                      By:
                          ----------------------------------
                      Name:
                      Title:

                        BARCLAYS BANK PLC


                        By:
                          ---------------------------
                        Name:
                        Title:



                        CHANG HWA COMMERCIAL BANK,
                        LTD., NEW YORK BRANCH


                        By:
                          ---------------------------
                        Name:
                        Title:

                        CHIAO TUNG BANK CO., LTD. NEW
                        YORK AGENCY


                        By:
                          ---------------------------
                        Name:
                        Title:

                        CIBC INC.


                        By:
                          ---------------------------
                        Name:
                        Title:

                            COMPAGNIE FINANCIERE DE CIC ET DE
                            L'UNION EUROPEENNE


                            By:
                              ----------------------------------
                            Name:
                            Title:


                            By:
                              ----------------------------------
                            Name:
                            Title:


                            CREDIT LYONNAIS NEW YORK BRANCH


                            By:
                              ----------------------------------
                            Name:
                            Title:



                            CREDIT SUISSE FIRST BOSTON


                            By:
                              ----------------------------------
                            Name:
                            Title:


                            By:
                              ----------------------------------
                            Name:
                            Title:

                           CREDITO ITALIANO


                           By:
                              ------------------------------
                           Name:
                           Title:


                           By:
                              ------------------------------
                           Name:
                           Title:




                           DEUTSCHE BANK AG NEW YORK
                           AND/OR CAYMAN ISLANDS BRANCH


                           By:
                              ------------------------------
                           Name:
                           Title:


                           By:
                              ------------------------------
                           Name:
                           Title:

                           ERSTE BANK DER OESTERREICHISCHEN
                           SPARKASSEN AG


                           By:
                              ------------------------------
                           Name:
                           Title:


                           By:
                              ------------------------------
                           Name:
                           Title:

                              FIRST COMMERCIAL BANK


                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              FIRST SECURITY BANK, N.A.


                              By:
                                 -----------------------------------
                              Name:
                              Title:



                              FLEET BANK, N.A.


                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION


                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              GOLDMAN SACHS CREDIT PARTNERS
                              L.P.


                              By:
                                 -----------------------------------
                              Name:
                              Title:

                                  GULF INTERNATIONAL BANK B.S.C.


                                  By:
                                     ------------------------------------
                                  Name:
                                  Title:



                                  HUA NAN COMMERCIAL BANK, LTD.
                                  NEW YORK AGENCY


                                  By:
                                     ------------------------------------
                                  Name:
                                  Title:

                                  THE INDUSTRIAL BANK OF JAPAN,
                                  LIMITED, NEW YORK BRANCH


                                  By:
                                     ------------------------------------
                                  Name:
                                  Title:

                                  ISTITUTO BANCARIO DI TORINO SpA


                                  By:
                                     ------------------------------------
                                  Name:
                                  Title:


                                  LAND BANK OF TAWAIN, LOS ANGELES
                                  BRANCH


                                  By:
                                     ------------------------------------
                                  Name:
                                  Title:

                             THE LONG-TERM CREDIT BANK OF
                             JAPAN, LTD


                             By:
                                ----------------------------------------
                             Name:
                             Title:

                             MITSUBISHI TRUST & BANKING
                             CORPORATION


                             By:
                                ----------------------------------------
                             Name:
                             Title:

                             NATIONSBANK, N.A.


                             By:
                                ----------------------------------------
                             Name:
                             Title:

                               THE ROYAL BANK OF SCOTLAND, PLC


                               By:
                                 ----------------------------------
                               Name:
                               Title:

                               SOCIETE GENERALE, SOUTHWEST
                               AGENCY


                               By:
                                 ----------------------------------
                               Name:
                               Title:

                               SOUTHERN PACIFIC BANK


                               By:
                                 ----------------------------------
                               Name:
                               Title:

                               THE SUMITOMO BANK, LIMITED, NEW
                               YORK BRANCH


                               By:
                                 ----------------------------------
                               Name:
                               Title:

                               WACHOVIA BANK, N.A.


                               By:
                                 ----------------------------------
                               Name:
                               Title:

                                      WESTDEUTSCHE LANDESBANK
                                      GIROZENTRALE


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title: